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                                                                    EXHIBIT 10.1


           AMENDMENT TO MARKETING, DISTRIBUTION AND LICENSE AGREEMENT


      THIS AMENDMENT TO MARKETING DISTRIBUTION AND LICENSE AGREEMENT (this "Amendment") is entered into as of December 27, 2001 (the "Amendment Date"), by and between CyberCare Technologies, Inc., a Georgia corporation ("CyberCare"), CyberCare International (B.V.I.) Limited, a corporation organized and existing under the laws of the British Virgin Islands ("International"), and CyberAmericare, Inc., a Delaware corporation ("Americare").

                              W I T N E S S E T H:

      WHEREAS, the parties entered into that certain Marketing, Distribution and License Agreement made as of October 11, 2001 (the "Agreement"); and

      WHEREAS, the parties wish to amend the terms of the Agreement as set forth below.

      NOW, THEREFORE, for mutual and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                     TERMS:

      1. All terms and conditions of the Agreement not specifically amended by the terms of this Amendment shall remain in full force and effect between the parties pursuant to the Agreement, the terms of which the parties hereby reaffirm. All defined terms in the Agreement shall have the same meaning in this Amendment, unless otherwise stated.

      2. Section 3.3 of the Agreement is hereby amended to extend the "Reserve Period" for a period of six (6) months from the Amendment Date.

      3. Section 9.1.1 of the Agreement is hereby amended to entirely replace and supersede clause (a) of the definition of "Availability Date" with the following: "(a) March 31, 2002, or".

      4. Section 11 of the Agreement is hereby amended to extend the "Financing Period" until March 15, 2002.

      5. This Amendment, together with the Agreement, constitutes and represents the entire agreement between the parties hereto and supersedes any prior understandings or agreements, written or verbal, between the parties hereto respecting the subject matter herein. This Amendment may be amended supplemented, modified or discharged only by an agreement in writing executed by all the parties hereto.



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      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement on the date first written above.


CYBERCARE TECHNOLOGIES, INC.,
a Georgia corporation


By:    /s/ DANA J. PUSATERI
       ---------------------------
Name:  DANA J. PUSATERI
       ---------------------------
Title: SENIOR VICE PRESIDENT
       ---------------------------



CYBERCARE INTERNATIONAL LIMITED,             CYBERAMERICARE, INC.,
a British Virgin Islands corporation         a Delaware corporation



By:    /s/ ARTHUR KOBRIN                     By:    /s/ JACK HIGHT
       ---------------------------                  ------------------------
Name:  ARTHUR KOBRIN                         Name:  JACK HIGHT
       ---------------------------                  ------------------------
Title:                                       Title: CHAIRMAN
       ---------------------------                  ------------------------




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